JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2011 to August 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 5.00% March
1, 2021)
Cusip 25459HBA
Bonds 772,000
Offering Price $99.559
Spread 0.45%
Cost $768,595
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS
Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce
fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander
Investment Securities, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 5.00% March
1, 2021)
Cusip 25459HBA
Bonds 353,000
Offering Price $99.559
Spread 0.45%
Cost $351,443
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS
Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce
fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander
Investment Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A3 (CARMX 2011-1 A3 1.29%
September 15, 2015)
Cusip 14313HAC
Bonds 1,260,000
Offering Price $99.979
Spread 0.23%
Cost $1,259,738
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.74%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 3/9/2011
Issuer CarMax Auto Owner Trust 2011-1 A4 (CARMX 2011-1 A4 2.16%
September 15, 2016)
Cusip 14313HAD
Bonds 885,000
Offering Price $99.975
Spread 0.31%
Cost $884,778
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 20.60%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBC
Capital Markets
Fund JPMorgan Core Bond Trust
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2021)
Cusip 887317AK
Bonds 525,000
Offering Price $98.943
Spread 0.45%
Cost $519,451
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.85%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas,
Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan
Stanley, RBS Securities, Wells Fargo, Bank of Tokyo-Mitusbishi UFJ Ltd, Bank
of Nova Scotia, BNY Mellon, Credit Agricole, Goldman Sachs, Mizuho
Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC
Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2041)
Cusip 887317AL
Bonds 437,000
Offering Price $98.707
Spread 0.88%
Cost $431,350
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.76%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas,
Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan
Stanley, RBS Securities, Wells Fargo, Mitusbishi UFJ Securities, Scotia
Capital, BNY Mellon, Credit Agricole, Goldman Sachs, Lloyds TSB, Mizuho
Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC Nikko
Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2011
Issuer CVS Caremark Corporation (CVS 5.75% May 15, 2041)
Cusip 126650BX
Bonds 979,000
Offering Price $98.329
Spread 0.88%
Cost $962,641
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays Capital, BNY Mellon, JPMorgan, Merrill Lynch
Pierce Fenner & Smith, Wells Fargo, Deutsche bank, Morgan Stanley, RBS
Securities,Stifel Nicolaus & Co, US Bancorp, Fifth Third Securities, KeyBanc
Capital, Mizuho Securities, RBC Capital, Sumitomo Bank Ltd.
Fund JPMorgan Core Bond Trust
Trade Date 5/9/2011
Issuer ERAC USA Finance Company (ENTERP 4.50% August 16, 2021 144A)
Cusip 26884TAD
Bonds 559,000
Offering Price $99.536
Spread 0.65%
Cost $556,406
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch,
Barclays Capital, RBS Securities, Wells Fargo, Deutsche Bank, Goldman Sachs,
JPMorgan, RBC Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/9/2011
Issuer ERAC USA Finance Company (ENTERP 4.50% August 16, 2021 144A)
Cusip 26884TAD
Bonds 27,000
Offering Price $99.536
Spread 0.65%
Cost $26,875
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch,
Barclays Capital, RBS Securities, Wells Fargo, Deutsche Bank, Goldman Sachs,
JPMorgan, RBC Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A3 (HART 2011-B A3 1.04%
September 15, 2015)
Cusip 44890EAC
Bonds 734,000
Offering Price $99.978
Spread 0.23%
Cost $733,842
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.91%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/11/2011
Issuer Hyundai Auto Receivables Trust 2011-B A4 (HART 2011-B A4 1.65%
February 15, 2017)
Cusip 44890EAD
Bonds 824,000
Offering Price $99.980
Spread 0.29%
Cost $823,834
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.02%
Syndicate Members BankAmerica Merrill Lynch, HSBC Securities, Citigroup
Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 5/13/2011
Issuer Xerox Corporation (XRX 4.50% May 15, 2021)
Cusip 984121CD
Bonds 270,000
Offering Price $99.246
Spread 0.65%
Cost $267,964
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.97%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities,
JPMorgan, UBS Securities, Bank America Merrill Lynch, BNP Paribas, HSBC
Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2011
Issuer Burlington North Santa Fe, LLC (BRK 5.40% June 1, 2041)
Cusip 12189LAE
Bonds 1,000,000
Offering Price $99.688
Spread 0.88%
Cost $996,880
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup Global Markets, JPMorgan, Wells Fargo Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2011
Issuer Great Plains Energy Inc. (GXP 4.85% June 1, 2021)
Cusip 391164AE
Bonds 229,000
Offering Price $99.904
Spread 0.65%
Cost $228,780
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Mitsubishi UFJ
Securities, US Bancorp, Valdes & Moreno
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2011
Issuer Texas Instruments Inc (TXN 1.375% May 15, 2014)
Cusip 882508AQ
Bonds 750,000
Offering Price $99.875
Spread 0.25%
Cost $749,063
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 5.54%
Syndicate Members Citigroup Global Markets, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley, Barclays Capital BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/20/2011
Issuer CSX Corporation (CSX 5.50% April 15, 2041)
Cusip 126408GU
Bonds 575,000
Offering Price $99.326
Spread 0.88%
Cost $571,125
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.37%
Syndicate Members UBS Securities, Credit Suisse, Barclays Capital, Citigroup
Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Mitsubishi UFJ
Securities, Mizuho Securities, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/20/2011
Issuer CSX Corporation (CSX 4.25% June 1, 2021)
Cusip 126408GV
Bonds 300,000
Offering Price $99.499
Spread 0.65%
Cost $298,497
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.81%
Syndicate Members UBS Securities, Credit Suisse, Barclays Capital, Citigroup
Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Mitsubishi UFJ
Securities, Mizuho Securities, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 5/24/2011
Issuer Aon Corporation (AON 3.125% May 27, 2016)
Cusip 037389AY
Bonds 402,000
Offering Price $99.959
Spread 0.50%
Cost $401,835
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 1.32%
Syndicate Members Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Goldman
Sachs, Aon Benfield, Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 5/25/2011
Issuer Hewlett-Packard Company (HPQ 4.30% June 1, 2021)
Cusip 428236BM
Bonds 600,000
Offering Price $99.799
Spread 0.45%
Cost $598,794
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members Deutsche Bank, JPMorgan, RBS Securities, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC Securities,
Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, Morgan
Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/9/2011
Issuer CenturyLink, Inc. (CTL 6.45% June 15, 2021)
Cusip 156700AR
Bonds 1,380,000
Offering Price $99.659
Spread 0.80%
Cost $1,375,294
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, Barclys Capital, JPMorgan,
Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/13/2011
Issuer Discovery Communications (DISCA 4.375% June 15, 2021)
Cusip 25470DAE
Bonds 1,016,000
Offering Price $99.377
Spread 0.65%
Cost $1,009,670
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.67%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse Securities, JPMorgan, RBS Securities, BNP Paribas, Credit
Agricole Securities, Goldman Sachs, Morgan Stanley, RBC Capital Markets,
Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 6/13/2011
Issuer Discovery Communications (DISCA 4.375% June 15, 2021)
Cusip 25470DAE
Bonds 78,000
Offering Price $99.377
Spread 0.65%
Cost $77,514
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.67%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse Securities, JPMorgan, RBS Securities, BNP Paribas, Credit
Agricole Securities, Goldman Sachs, Morgan Stanley, RBC Capital Markets,
Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 6/14/2011
Issuer Fuel Trust Series 2011-2 (F 3.984% June 15, 2016 144A)
Cusip 30277MAB
Bonds 1,917,000
Offering Price $100.000
Spread 0.90%
Cost $1,917,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, RBS
Securities
Fund JPMorgan Core Bond Trust
Trade Date 6/29/2011
Issuer Ford Credit Auto Lease Trust 2011-A A2 (FORDL 2011-A A2 0.74%
September 15, 2013)
Cusip 34529QAB
Bonds 1,260,000
Offering Price $99.992
Spread 0.20%
Cost $1,259,901
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.31%
Syndicate Members Deutshe Bank, JPMorgan, Commerzbank Securities Credit
Agricole Securities
Fund JPMorgan Core Bond Trust
Trade Date 8/15/2011
Issuer Occidental Petroleum Corporation (OXY 1.75% February 15, 2017)
Cusip 674599CB
Bonds 402,000
Offering Price $99.046
Spread 0.35%
Cost $398,165
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Merrill Lynch Pierce Fenner & Smith, Wells Fargo, Banca IMI, Banco Bilbao
Vizcaya Argentaria, BNP Paribas, BNY Mellon, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBS Securities, Scotia Capital, SG Americas
Securities, Standard Chartered Bank, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 8/22/2011
Issuer Arizona Public Service (PNW 5.05% September 1, 2041)
Cusip 040555CM
Bonds 467,000
Offering Price $99.326
Spread 0.88%
Cost $463,852
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.94%
Syndicate Members Deutsche Bank, JPMorgan, UBS Securities, Wells Fargo,
Samuel A Rameriz, SL Hare Capital, Williams Capital Group
Fund JPMorgan Core Bond Trust
Trade Date 8/31/2011
Issuer America Movil, S.A.B. de C.V. (AMXLMM 2.375% September 8, 2016)
Cusip 02364WBC
Bonds 640,000
Offering Price $99.188
Spread 0.20%
Cost $634,803
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Banca IMI, Banco
Bilbao Vizcaya Argentaria